---------------------------------

                        Annual Report September 30, 1997

                        ---------------------------------

                                   OPPENHEIMER
                                     Insured
                                 Municipal Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]

                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Report Highlights
--------------------------------------------------------------------------------


o Top 10% Rating: Lipper Analytical Services ranked the Fund's Class A shares #3 out of 49 funds in its category for the one-year period ended 9/30/97.(1)

o By owning non callable bonds, the Fund maintains a higher income when interest rates were falling. That's because when interest rates fell, the Fund could not be forced to sell these bonds and have their assets reinvested at lower rates.

o We bought municipal bonds during the occasional periods of increased supply. In doing so, we were able to purchase them at attractive prices because, according to the laws of supply and demand, when the supply of bonds increases, their prices will tend to drop.

------------------------
Avg Annual Total Returns
------------------------
For the 1-year period ended
9/30/97 without sales charges(2)

Class A
------------------------
 9.25%
------------------------

Class B
------------------------
 8.43%
------------------------

Class C
------------------------
 8.48%
------------------------


Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Managers

 9 Statement of Investments

16 Statement of
   Assets &
   Liabilities

18 Statement of Operations

19 Statements of Changes in
   Net Assets

20 Financial Highlights

22 Notes to Financial Statements

27 Independent Auditors' Report

28 Federal
   Income Tax Information

29 Officers & Trustees

32 Information & Services

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Source: Lipper Analytical Services, 9/30/97. Oppenheimer Insured Municipal Fund was ranked 3 out of 49 (1-year), 7 out of 22 (5-year) and 3 out of 17 (10-year) in its category of insured municipal debt funds for the periods ended 9/30/97. Lipper rankings are based on total return and do not take sales charges into account.
2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                      2 Oppenheimer Insured Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer Insured Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer Insured Municipal Fund

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

     To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

     While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

     As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

     In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

     For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
November 7, 1997


                      3 Oppenheimer Insured Municipal Fund

Performance update
--------------------------------------------------------------------------------

Oppenheimer Insured Municipal Fund performed very well during the past year. So well, that for the one-year period ended September 30, 1997, Lipper Analytical Services ranked the Fund's Class A shares 3rd in its category of 49 funds.(3) During the same period, the Fund's Class A shares provided an average annual total return of 9.25%,(4) without sales charges.

-------------------------
 Avg Annual Total Returns
-------------------------
For the Period Ended 9/30/97(1)

Class A
 1 year  5 year 10 year
-------------------------
 4.06%   5.71%  8.36%
-------------------------

Class B
                Since
 1 year  5 year Inception
-------------------------
 3.43%   N/A    4.81%
-------------------------

Class C
                Since
 1 year  5 year Inception
-------------------------
 7.48%   N/A    7.47%
-------------------------

-------------------------
 Cumulative Total Return
-------------------------
For the Period Ended 9/30/97(1)

Class A
 5 year
-----------------------
 32.01%       $13,201(2)
-----------------------


Growth of $10,000
Over five years
(without sales charges)(2)

o Oppenheimer Insured Municipal Fund
  Class A shares
o Lehman Brothers
  Municipal Bond Index

        [MOUNTAIN CHART REPRESENTED AS TABLES]

          Oppenheimer Insured Municipal Fund
                    Class A shares

          Q1          Q2          Q3          Q4
----------------------------------------------------
92                            $10,000.00  $10,204.67
93    $10,609.78  $10,948.09  $11,369.54  $11,497.91
94    $10,729.69  $10,725.91  $10,748.17  $10,563.36
95    $11,319.61  $11,574.92  $11,856.00  $12,374.78
96    $12,225.19  $12,330.97  $12,649.50  $13,008.71
97    $12,941.85  $13,372.54  $13,823.55
----------------------------------------------------


                   Lehman Brothers
                 Municipal Bond Index

          Q1          Q2          Q3          Q4
----------------------------------------------------
92                            $10,000.00  $10,004.54
93    $10,456.39  $10,758.97  $11,108.04  $11,070.61
94    $10,737.22  $10,614.08  $10,659.09  $10,697.32
95    $11,200.68  $11,895.60  $12,105.36  $12,658.31
96    $12,372.17  $12,430.40  $12,640.47  $13,009.28
97    $12,903.58  $13,349.82  $13,796.93
----------------------------------------------------

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/11/86. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.
2. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Lehman Brothers Municipal Bond Index is an unmanaged broad-based index of investment grade municipal bonds, and cannot be purchased directly by investors.


                      4 Oppenheimer Insured Municipal Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Insured Municipal Fund is for security- conscious investors seeking a source of income exempt from federal income taxes.

What We Look For

o   Primarily insured bonds that reduce credit risk.
o   Diversification among a wide range of securities.

Ten Largest Positions by State(6)
--------------------------------------------------------------------------------
 Texas                      13.0%  New York              6.5%
--------------------------------------------------------------------------------
 California                 11.2   District of Columbia  5.4
--------------------------------------------------------------------------------
 Pennsylvania                9.1   Indiana               5.3
--------------------------------------------------------------------------------
 Florida                     8.1   Massachusetts         4.2
--------------------------------------------------------------------------------
 Illinois                    7.7   Ohio                  4.1
--------------------------------------------------------------------------------

----------------------
 Standardized Yields(5)
----------------------
For the 30 Days Ended 9/30/97

Class A
----------------------
 4.82%
----------------------

Class B
----------------------
 4.30%
----------------------

Class C
----------------------
 4.29%
----------------------

Credit Allocation(6)

[PIE CHART]

o  AAA     78.4%
o  AA      15.4
o  A        3.5
o  BBB      2.7

3. Source: Lipper Analytical Services, 9/30/97. Oppenheimer Insured Municipal Fund was ranked 3 out of 49 (1-year), 7 out of 22 (5-year) and 3 out of 17 (10-year) in its category for the periods ended 9/30/97. Oppenheimer Insured Municipal Fund is characterized by Lipper as an insured municipal debt fund. Lipper rankings are based on total return and do not take sales charges into account.
4. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
5. Standardized yield is based on net investment income for the 30-day period ended 9/30/97. Falling net asset values will tend to artificially raise yields.
6. Portfolio data is as of 9/30/97, and is subject to change. Portfolio data are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities.


                      5 Oppenheimer Insured Municipal Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

-------------------
"During the past
12 months, there
were many
periods in which
interest rates
changed direction."

How did the Fund perform during the year?
The Fund performed very well. For the one-year period ended September 30, 1997, Oppenheimer Insured Municipal Fund's Class A shares provided an average annual total return of 9.25%, without sales charges.1

What factors contributed to the Fund's success?
Because interest rates were volatile during the year, portfolio managers were constantly faced with adjusting the portfolio's duration to achieve superior returns. Duration describes a portfolio's sensitivity to interest rates. The longer a portfolio's duration, the more sensitive its price is to changes in interest rates. In a period of falling interest rates, it is better to have a longer than average duration portfolio. The reason: when interest rates fall, bond prices rise.

      During the fiscal year ended September 30, 1997, there were many periods in which interest rates changed direction. Although the Federal Reserve Board only raised interest rates once, the conflicting economic data on growth caused many changes in investor sentiment. However, this provided an opportunity for us to add value to the portfolio by actively adjusting the portfolio's duration.

      Another factor in the Fund's performance was our use of noncallable bonds. In a period of falling interest rates, a noncallable bond is more valuable than a callable bond, all other factors being equal. If a bond is callable, then the issuer is likely to call the bonds in a period of falling interest rates in order to refinance debt at lower rates. The holder must reinvest the proceeds, also at lower rates. However, a noncallable bondholder is able to

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                      6 Oppenheimer Insured Municipal Fund

[PHOTO]

Portfolio Management
Team (l to r)
Bob Patterson
Caryn Halbrecht
(Fund Manager)
Jerry Webman

continue to hold the higher-yielding bond until maturity. Because of this, its price rises faster than noncallable bond prices.

      Lastly, we participated actively in new issue underwritings during the occasional period of increased supply in the municipal market. According to the laws of supply and demand, when the supply of bonds increases, their prices tend to drop. As a result, we were able to buy bonds at attractive prices during these periods.

What is your current outlook and strategy?
Our outlook for the bond market over the next six months is quite positive. We believe that inflation will remain low, thus keeping long-term interest rates trending lower. In addition, the reduced supply of U.S. Treasury bonds is also a positive factor in keeping interest rates in check, as the federal government approaches a balanced budget and has less need for borrowing.

      Therefore, we continue to overweight the portfolio with noncallable bonds, especially in the intermediate maturity range. We are also maintaining a longer duration than our competitors. We continue to replace our large coupon premium bonds with lower coupon bonds to reduce the cash flow that would have to be reinvested at potentially lower yield levels.

      It is important to note that our approach is active and we are constantly on the lookout for any signs that we may be wrong. We will react quickly to reduce the Fund's risk if conditions change.


                      7 Oppenheimer Insured Municipal Fund

Financials
--------------------------------------------------------------------------------


                      8 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
=============================================================================================
Municipal Bonds and Notes--104.6%
---------------------------------------------------------------------------------------------
Alabama--1.9%
AL Docks Department Facilities RRB, MBIA
Insured, 5.50%, 10/1/02                              Aaa/AAA        $1,000,000    $ 1,035,340
---------------------------------------------------------------------------------------------
Pelham, AL GORB, AMBAC Insured, 7.10%, 8/1/15        Aaa/AAA/AAA     1,000,000      1,111,950
                                                                                 ------------
                                                                                    2,147,290

---------------------------------------------------------------------------------------------
Arizona--1.0%
AZ Educational LMC RRB, Series B, 7%, 3/1/05         A/NR            1,090,000      1,185,092

---------------------------------------------------------------------------------------------
California--11.8%
Anaheim, CA PFAU Lease RB, Sr. Public
Improvements Project, Series A,
FSA Insured, 5%, 3/1/37                              Aaa/AAA         1,000,000        939,590
---------------------------------------------------------------------------------------------
CA Public Capital Improvements FAU RB, Pooled
Project, Series B, BIG Insured, 8.10%, 3/1/18        Aaa/AAA           230,000        238,551
---------------------------------------------------------------------------------------------
CA SCDAU Revenue COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/12 Aaa/AAA                  1,000,000      1,159,730
---------------------------------------------------------------------------------------------
Center, CA USD CAP GOB, Series C, MBIA
Insured, Zero Coupon, 5.80%, 9/1/19(1)               Aaa/AAA         2,500,000        777,500
---------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A,
MBIA Insured, 6.15%, 8/1/15                          Aaa/AAA         1,000,000      1,133,050
---------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue
COP, 6.37%, 7/1/22                                   Aaa/AAA         3,000,000      3,424,590
---------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB,
Series G, MBIA Insured, 6.50%, 9/1/13                Aaa/AAA/A       1,000,000      1,171,130
---------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport Commission
International Airport RB, Second Series
Issue 14-A, MBIA Insured, 8%, 5/1/09                 Aaa/AAA         1,455,000      1,763,285
---------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A,
MBIA Insured, Zero Coupon, 5.65%, 1/15/26(1)         Aaa/AAA/AAA     4,000,000        838,400
---------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, Series C, 5%, 7/1/27                  Aa/AA           2,000,000      1,896,200
                                                                                 ------------
                                                                                   13,342,026

---------------------------------------------------------------------------------------------
Colorado--3.6%
Centennial Water & Sanitation District CO,
Water & Sewer RB, 5.75%, 6/15/15                     Aa1/AA+         1,775,000      1,823,404
---------------------------------------------------------------------------------------------
CO Housing FAU RB, MH Insured Mtg.-B-2,
5.90%, 10/1/38                                       Aa2/AA          1,000,000      1,004,390
---------------------------------------------------------------------------------------------
Douglas Cnty., CO SDI No. RE-1 Douglas &
Elbert Cntys. Improvement GOB, Series A,
MBIA Insured, 8%, 12/15/09                           Aaa/AAA         1,000,000      1,300,540
                                                                                 ------------
                                                                                    4,128,334


                      9 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
---------------------------------------------------------------------------------------------
Connecticut--3.6%
CT Housing FAU RB, Series A, Subseries A-2,
6.20%, 11/15/22                                      Aa3/AA         $1,000,000    $ 1,040,170
---------------------------------------------------------------------------------------------
CT Housing FAU RRB, Series A, Subseries D-2,
6.20%, 11/15/27                                      Aa3/AA          1,000,000      1,034,520
---------------------------------------------------------------------------------------------
CT Housing FAU RRB, Subseries C-2,
5.85%, 11/15/28                                      Aa3/AA          2,000,000      2,015,400
                                                                                 ------------
                                                                     `              4,090,090

---------------------------------------------------------------------------------------------
Florida--8.4%
FL BOE Capital Outlay Public Education
GOB, Series A, 7%, 6/1/00                            Aa2/AA+/AA      1,000,000      1,074,380
---------------------------------------------------------------------------------------------
FL HFA RRB, MH, Series C, 6%, 8/1/11                 NR/AAA          1,000,000      1,059,600
---------------------------------------------------------------------------------------------
Jacksonville, FL Electric Authority RRB, WSS,
Series A, 5.625%, 10/1/37                            Aa3/AA-         3,000,000      3,012,870
---------------------------------------------------------------------------------------------
Lee Cnty., FL Hospital Board of Directors RRB,
MBIA Insured, 3.705%, 3/26/20                        Aaa/AAA         1,000,000      1,000,000
---------------------------------------------------------------------------------------------
Lee Cnty., FL Hospital Board of Directors RRB,
MBIA Insured, Inverse Floater, 8.71%, 3/26/20(2)     Aaa/AAA         1,000,000      1,156,250
---------------------------------------------------------------------------------------------
Orange Cnty., FL HFAU RB, Orlando Regional
Healthcare, Series A, MBIA Insured,
6.25%, 10/1/18(3)                                    Aaa/AAA         2,000,000      2,272,000
                                                                                 ------------
                                                                                    9,575,100

---------------------------------------------------------------------------------------------
Georgia--2.7%
Dalton, GA DAU RB, MBIA Insured,
5.50%, 8/15/26                                       Aaa/AAA         1,000,000      1,027,840
---------------------------------------------------------------------------------------------
Richmond Cnty., GA DAU RB, Sub. Lien,
Series C, Zero Coupon, 5.82%, 12/1/21(1)             Aaa/NR          8,000,000      2,085,760
                                                                                 ------------
                                                                                    3,113,600

---------------------------------------------------------------------------------------------
Illinois--8.1%
Chicago, IL SFM RB, Series B, 6.95%, 9/1/28          Aaa/NR          2,000,000      2,196,260
---------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District No
508 Chicago COP, FGIC Insured, 8.75%, 1/1/03         Aaa/AAA           750,000        897,285
---------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District No
508 Chicago COP, FGIC Insured, 8.75%, 1/1/05         Aaa/AAA/AAA       500,000        623,600
---------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District No
508 Lease COP, Series C, MBIA Insured,
7.70%, 12/1/07                                       Aaa/AAA         1,500,000      1,858,140
---------------------------------------------------------------------------------------------
Cook Cnty., IL SDI No. 99 Cicero GOB, FGIC
Insured, 8.50%, 12/1/05                              Aaa/AAA         1,170,000      1,469,976
---------------------------------------------------------------------------------------------
IL HFAU RB, Memorial Medical Center Project,
MBIA Insured, 6.75%, 10/1/11                         Aaa/AAA         2,000,000      2,162,720
                                                                                 ------------
                                                                                    9,207,981


                      10 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
---------------------------------------------------------------------------------------------
Indiana--5.6%
Hamilton Southeastern, IN Consolidated School
Building Corp. RRB, First Mtg., AMBAC
Insured, 7%, 7/1/11                                  Aaa/AAA/AAA    $  500,000    $   546,995
---------------------------------------------------------------------------------------------
IN HFFAU Hospital RB, Clarian Health
Partners, Inc., Series A, 6%, 2/15/21                Aa3/AA /AA      2,000,000      2,071,600
---------------------------------------------------------------------------------------------
IN Office Building Commission Capital Complex
RB, Series B, MBIA Insured, 7.40%, 7/1/15            Aaa/AAA         2,500,000      3,164,325
---------------------------------------------------------------------------------------------
Whitko, IN Middle School Building Corp. RB,
First Mtg., Prerefunded, AMBAC Insured,
6.75%, 7/15/12                                       Aaa/AAA/AAA       500,000        548,770
                                                                                 ------------
                                                                                    6,331,690

---------------------------------------------------------------------------------------------
Massachusetts--4.5%
MA Health & Educational FA RB, Mt. Auburn
Hospital Issue, Series B-1, MBIA Insured,
6.25%, 8/15/14                                       Aaa/AAA         1,000,000      1,076,430
---------------------------------------------------------------------------------------------
MA HFA RB, Series A, AMBAC Insured,
6.60%, 7/1/14                                        Aaa/AAA/AAA     2,000,000      2,121,060
---------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37         Aaa/NR/AAA      2,000,000      1,851,680
                                                                                 ------------
                                                                                    5,049,170

---------------------------------------------------------------------------------------------
Nebraska--0.5%
NE Investment FAU Hospital RB, NE Methodist
Health System, MBIA Insured, 7%, 3/1/06              Aaa/AAA           500,000        548,775

---------------------------------------------------------------------------------------------
Nevada--3.0%
Clark Cnty., NV Passenger Facility Charge RB,
Las Vegas McCarran International Airport
Project, Series B, MBIA Insured, 6.50%, 7/1/12       Aaa/AAA         2,000,000      2,167,580
---------------------------------------------------------------------------------------------
Humboldt Cnty., NV PC RB, Idaho Power Co.
Project, AMBAC Insured, 8.30%, 12/20/14              Aaa/AAA/AAA     1,000,000      1,204,880
                                                                                 ------------
                                                                                    3,372,460

---------------------------------------------------------------------------------------------
New Hampshire--0.5%
NH Turnpike System RRB, Series A,
FGIC Insured, 6.75%, 11/1/11                         Aaa/AAA/AAA       500,000        573,590

---------------------------------------------------------------------------------------------
New York--6.8%
NY United Nations Development Corp. RRB,
Sr. Lien, Series B, 5.60%, 7/1/26                    A2/NR/A         3,000,000      2,986,950
---------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series H, 7.20%, 2/1/15        NR/BBB+/A-      2,800,000      3,156,944
---------------------------------------------------------------------------------------------
NYC MWFAU WSS RB, Series B, MBIA Insured,
5.75%, 6/15/29                                       Aaa/AAA/AAA     1,500,000      1,547,055
                                                                                 ------------
                                                                                    7,690,949


                      11 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
---------------------------------------------------------------------------------------------
Ohio--4.3%
Cincinnati, OH Student Loan Funding Corp. RB,
Series A, AMBAC Insured, 5.75%, 8/1/03               Aaa/AAA/AAA    $1,000,000    $ 1,065,580
---------------------------------------------------------------------------------------------
Cleveland, OH COP, Stadium Project,
AMBAC Insured, 6%, 11/15/09                          Aaa/AAA         1,000,000      1,106,800
---------------------------------------------------------------------------------------------
OH HFA Mtg. RB, 6.10%, 9/1/28                        NR/AAA          2,000,000      2,100,660
---------------------------------------------------------------------------------------------
Streetsboro, OH SDI GOB, AMBAC Insured,
7.125%, 12/1/10                                      Aaa/AAA/AAA       500,000        613,015
                                                                                 ------------
                                                                                    4,886,055

---------------------------------------------------------------------------------------------
Oklahoma--2.2%
OK Baptist University Authority RB,
FGIC Insured, 7.10%, 8/1/09                          Aaa/AAA/AAA       150,000        160,432
---------------------------------------------------------------------------------------------
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C,
AMBAC Insured, 7%, 8/15/05                           Aaa/AAA/AAA     2,000,000      2,296,180
                                                                                 ------------
                                                                                    2,456,612

---------------------------------------------------------------------------------------------
Pennsylvania--9.5%
Allegheny Cnty., PA Airport RRB, Pittsburgh
International Airport, Series A, MBIA Insured,
5.75%, 1/1/08                                        Aaa/AAA         1,000,000      1,077,820
---------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, FGIC Insured,
6.30%, 11/10/20                                      Aaa/AAA         2,000,000      2,214,760
---------------------------------------------------------------------------------------------
Delaware Valley, PA Regional FAU Local
Government RB, Series B, AMBAC Insured,
5.70%, 7/1/27                                        Aaa/AAA         2,000,000      2,124,840
---------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 8.11%, 3/1/22(2)     Aaa/AAA/AAA     1,250,000      1,335,938
---------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 8.50%, 9/1/20(2)      Aaa/AAA         1,900,000      2,135,125
---------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease
RRB, 3.70%, 9/1/20                                   Aaa/AAA         1,900,000      1,900,000
                                                                                 ------------
                                                                                   10,788,483

---------------------------------------------------------------------------------------------
South Dakota--1.0%
SD Lease Revenue Trust Certificates, Series B,
FSA Insured, 8%, 9/1/02                              Aaa/AAA         1,000,000      1,155,720

---------------------------------------------------------------------------------------------
Tennessee--1.6%
Chattanooga-Hamilton Cnty., TN HA RB,
Erlanger Medical Center, Prerefunded, Series B,
FSA Insured, Inverse Floater, 9.87%, 5/25/21(2)      Aaa/AAA         1,500,000      1,809,375


                      12 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Texas--13.6%
Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11(1)                                    Aaa/AAA/AAA    $1,585,000    $   761,878
---------------------------------------------------------------------------------------------
Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth
Medical Center Project, AMBAC Insured,
6.875%, 11/1/10                                      Aaa/AAA         1,800,000      2,037,276
---------------------------------------------------------------------------------------------
Harris Cnty., TX Hospital District RRB,
AMBAC Insured, 7.40%, 2/15/10                        Aaa/AAA/AAA     2,000,000      2,384,920
---------------------------------------------------------------------------------------------
Harris Cnty., TX Toll Road Sr. Lien RRB,
FGIC Insured, 5%, 8/15/16                            Aaa/AAA/AAA     1,000,000        965,580
---------------------------------------------------------------------------------------------
Humble, TX ISD CAP GORB, Zero Coupon,
5.15%, 2/15/08(1)                                    Aaa/AAA         2,365,000      1,421,129
---------------------------------------------------------------------------------------------
Lower Neches Valley, TX IDV Corp.
Environmental Authority RB, Mobil Oil
Refining Corp. Project, 6.35%, 4/1/26                Aa2/AA          2,170,000      2,303,216
---------------------------------------------------------------------------------------------
Lower Neches Valley, TX IDV Corp. Sewer
Facilities RB, Mobil Oil Refining Corp. Project,
6.40%, 3/1/30                                        Aa2/AA          1,000,000      1,068,450
---------------------------------------------------------------------------------------------
Rio Grande Valley TX HFDC Retirement
Facilities RB, Golden Palms, Series B,
MBIA Insured, 6.40%, 8/1/12                          Aaa/AAA         2,000,000      2,177,340
---------------------------------------------------------------------------------------------
Tarrant Cnty., TX HFDC RB, Texas Health
Resources System, Series A, MBIA Insured,
5.75%, 2/15/11                                       Aaa/AAA         2,230,000      2,370,089
                                                                                 ------------
                                                                                   15,489,878

---------------------------------------------------------------------------------------------
Washington--2.0%
Tacoma, WA Electric Systems RB, Prerefunded,
AMBAC Insured, Inverse Floater, 8.84%, 1/2/15(2)     Aaa/AAA/AAA     1,000,000      1,171,250
---------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project
No. 2, Series A, FGIC Insured, Zero Coupon,
5.50%, 7/1/09(1)                                     Aaa/AAA/AAA     2,000,000      1,102,780
                                                                                 ------------
                                                                                    2,274,030

---------------------------------------------------------------------------------------------
Wisconsin--1.3%
WI Health & Educational FA RB, Aurora Medical
Group, Inc. Project, FSA Insured, 6%, 11/15/11       Aaa/AAA         1,370,000      1,526,687

---------------------------------------------------------------------------------------------
District of Columbia--5.7%
DC GORB, Series A, AMBAC Insured, 6.50%, 6/1/06      Aaa/AAA/AAA     2,915,000      3,280,424
---------------------------------------------------------------------------------------------
DC GORB, Series A-1, MBIA Insured, 6%, 6/1/11        Aaa/AAA/BB      2,000,000      2,187,860
---------------------------------------------------------------------------------------------
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 5.25%, 8/15/12               Aaa/AAA         1,000,000      1,001,580
                                                                                 ------------
                                                                                    6,469,864


                      13 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
U.S. Possessions--1.4%
PR Public Buildings Authority RB, Government
Facilities, Series B, AMBAC Insured, 5%, 7/1/27      Aaa/AAA        $1,650,000   $  1,576,163
                                                                                 ------------
Total Municipal Bonds and Notes
(Cost $113,239,920)                                                               118,789,014

                                                   Date     Strike   Contracts
=============================================================================================
Call Options Purchased--0.0%
---------------------------------------------------------------------------------------------
U.S. Treasury, 30 yr. Futures, 12/97 Call Opt.     11/97     $118          134         62,813
---------------------------------------------------------------------------------------------
U.S. Treasury, 30 yr. Futures, 12/97 Call Opt.     11/97     $120           45          7,734
                                                                                 ------------
Total Call Options Purchased (Cost $45,980)                                            70,547

---------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $113,285,900)                          104.6%   118,859,561
---------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                     (4.6)    (5,280,352)
                                                                    ----------   ------------
Net Assets                                                               100.0%  $113,579,209
                                                                    ==========   ============

To simplify the listing of securities, abbreviations are used per the table below:

BOE  --Board of Education
CAP  --Capital Appreciation
COP  --Certificates of Participation
DAU  --Development Authority
FA   --Facilities Authority
FAU  --Finance Authority
GOB  --General Obligation Bonds
GORB --General Obligation Refunding Bonds
HA   --Hospital Authority
HEAA --Higher Education Assistance Agency
HFA  --Housing Finance Agency
HFAU --Health Facilities Authority
HFDC --Health Facilities Development Corp.
HFFAU--Health Facilities Finance Authority
IDV  --Industrial Development
ISD  --Independent School District
LMC  --Loan Marketing Corp.
MH   --Multifamily Housing
MUD  --Municipal Utility District
MWFAU--Municipal Water Finance Authority
NYC  --New York City
PC   --Pollution Control
PFAU --Public Finance Authority
POAU --Port Authority
PP   --Public Power
RB   --Revenue Bonds
RRB  --Revenue Refunding Bonds
SCDAU--Statewide Communities Development Authority
SDI  --School District
SFM  --Single Family Mortgage
TUAU --Turnpike Authority
USD  --Unified School District
WSS  --Water & Sewer System


                      14 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $7,607,938 or 6.70% of the Fund's net assets at September 30, 1997.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,272,000 or 2.00% of the Fund's net assets, at September 30, 1997.

As of September 30, 1997, securities subject to the alternative minimum tax amounted to $21,370,801 or 18.82% of the Fund's net assets.

See accompanying Notes to Financial Statements.


                      15 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  September 30, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $113,285,900)--
see accompanying statement                                          $118,859,561
--------------------------------------------------------------------------------
Cash                                                                   2,365,146
--------------------------------------------------------------------------------
Receivables:
Interest                                                               1,581,210
Shares of beneficial interest sold                                       396,947
--------------------------------------------------------------------------------
Other                                                                      5,649
                                                                    ------------
Total assets                                                         123,208,513

================================================================================
Liabilities Payables and other liabilities:
Investments purchased                                                  9,119,085
Dividends                                                                286,526
Shares of beneficial interest redeemed                                    72,115
Distribution and service plan fees                                        67,589
Transfer and shareholder servicing agent fees                             13,954
Other                                                                     70,035
                                                                    ------------
Total liabilities                                                      9,629,304

================================================================================
Net Assets                                                          $113,579,209
                                                                    ============

================================================================================
Composition of Net Assets
Paid-in capital                                                     $106,924,495
--------------------------------------------------------------------------------
Undistributed net investment income                                      310,788
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                 770,265
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                     5,573,661
                                                                    ------------
Net assets                                                          $113,579,209
                                                                    ============


                      16 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $91,050,755 and 5,138,201 shares of beneficial
interest outstanding)                                                     $17.72
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                        $18.60

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $19,974,464 and 1,126,768
shares of beneficial interest outstanding)                                $17.73

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $2,553,990 and 144,171 shares
of beneficial interest outstanding)                                       $17.72

See accompanying Notes to Financial Statements.


                      17 Oppenheimer Insured Municipal Fund

-------------------------------------------------------------------------------
Statement of Operations  For the Year Ended September 30, 1997
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment Income
Interest                                                           $  6,547,674

-------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                 471,703
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 208,515
Class B                                                                 172,866
Class C                                                                  17,146
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   114,560
-------------------------------------------------------------------------------
Shareholder reports                                                      77,865
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  32,265
Class B                                                                   6,816
Class C                                                                     925
-------------------------------------------------------------------------------
Legal and auditing fees                                                  25,409
-------------------------------------------------------------------------------
Custodian fees and expenses                                               9,969
-------------------------------------------------------------------------------
Trustees' fees and expenses                                               3,608
-------------------------------------------------------------------------------
Other                                                                     7,987
                                                                   ------------
Total expenses                                                        1,149,634

-------------------------------------------------------------------------------
Net Investment Income                                                 5,398,040

-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                             605,147
Closing of futures contracts                                            (45,371)
                                                                   ------------
Net realized gain                                                       559,776
-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                        3,288,007
                                                                   ------------
Net realized and unrealized gain                                      3,847,783

-------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $  9,245,823
                                                                   ============

See accompanying Notes to Financial Statements.


                      18 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 Year Ended September 30,
                                                                 1997            1996
==============================================================================================
Operations
Net investment income                                            $   5,398,040   $   4,973,365
----------------------------------------------------------------------------------------------
Net realized gain                                                      559,776       1,083,259
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                3,288,007             310
                                                                 -------------   -------------
Net increase in net assets resulting from operations                 9,245,823       6,056,934

==============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                             (4,428,263)     (4,254,496)
Class B                                                               (753,073)       (663,202)
Class C                                                                (72,828)        (27,218)

==============================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                              4,293,559       5,885,988
Class B                                                              3,315,084       2,468,411
Class C                                                              1,554,898         714,886

==============================================================================================
Net Assets
Total increase                                                      13,155,200      10,181,303
----------------------------------------------------------------------------------------------
Beginning of period                                                100,424,009      90,242,706
                                                                 -------------   -------------
End of period (including undistributed net investment
income of $310,788 and $522,255, respectively)                   $ 113,579,209   $ 100,424,009
                                                                 =============   =============

See accompanying Notes to Financial Statements.


                      19 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                              Class A
                                              ---------------------------------------------------
                                              Year Ended September 30,
                                              1997       1996       1995       1994       1993
=================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $17.07     $16.86     $16.14     $18.06     $16.92
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .91        .90        .90        .89        .93
Net realized and unrealized gain (loss)           .63        .20        .71      (1.84)      1.35
                                               ------     ------     ------     ------     ------
Total income (loss) from investment
operations                                       1.54       1.10       1.61       (.95)      2.28
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.89)      (.89)      (.89)      (.89)      (.96)
Distributions from net realized gain               --         --         --       (.08)      (.18)
                                               ------     ------     ------     ------     ------
Total dividends and distributions
to shareholders                                  (.89)      (.89)      (.89)      (.97)     (1.14)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $17.72     $17.07     $16.86     $16.14     $18.06
                                               ======     ======     ======     ======     ======

=================================================================================================
Total Return, at Net Asset Value(4)              9.25%      6.67%     10.29%     (5.46)%    14.02%

=================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)      $91,051    $83,516    $76,691    $67,793    $62,158
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $86,511    $81,233    $70,650    $66,953    $45,949
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            5.25%      5.27%      5.52%      5.23%      5.40%
Expenses(7)                                      0.95%      1.02%      0.95%      1.05%      1.18%(6)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                       76.5%        93%        58%        99%         7%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. For the period from May 3, 1993 (inception of offering) to September 30,
1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The expense ratio was 1.10% net of the voluntary assumption by the Manager.


                      20 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B                                                   Class C
------------------------------------------------------    -----------------------------
Year Ended September 30,                                  Year Ended September 30,
1997       1996       1995       1994        1993(3)      1997(2)   1996        1995(1)
=======================================================================================

 $17.08     $16.87     $16.15     $18.07      $17.33       $17.06    $16.86      $16.72
---------------------------------------------------------------------------------------

    .76        .77        .78        .77         .30          .76       .75         .08
    .65        .20        .71      (1.86)        .74          .65       .21         .14
 ------     ------     ------     ------      ------       ------    ------      ------

   1.41        .97       1.49      (1.09)       1.04         1.41       .96         .22
---------------------------------------------------------------------------------------

   (.76)      (.76)      (.77)      (.75)       (.30)        (.75)     (.76)       (.08)
     --         --         --       (.08)         --           --        --          --
 ------     ------     ------     ------      ------       ------    ------      ------

   (.76)      (.76)      (.77)      (.83)       (.30)        (.75)     (.76)       (.08)
---------------------------------------------------------------------------------------
 $17.73     $17.08     $16.87     $16.15      $18.07       $17.72    $17.06      $16.86
 ======     ======     ======     ======      ======       ======    ======      ======

=======================================================================================
   8.43%      5.87%      9.47%     (6.20)%      6.04%        8.48%     5.77%       1.30%

=======================================================================================

$19,974    $15,983    $13,341    $11,571      $5,104       $2,554      $924        $211
---------------------------------------------------------------------------------------
$17,309    $14,822    $11,987     $9,209      $2,298       $1,720      $618          $1
---------------------------------------------------------------------------------------

   4.48%      4.50%      4.75%      4.43%       3.99%(5)     4.45%     4.38%       4.89%(5)
   1.71%      1.77%      1.71%      1.82%       1.96%(5)     1.72%     1.81%       1.07%(5)
---------------------------------------------------------------------------------------
   76.5%        93%        58%        99%          7%        76.5%       93%         58%

7. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $93,793,427 and $80,614,521, respectively.

See accompanying Notes to Financial Statements.


                      21 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income exempt from federal income tax for individual investors that is consistent with the preservation of capital by investing primarily in insured municipal bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                      22 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year September 30, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $355,343, an increase in accumulated net realized gain on investments of $651,828, and a decrease in paid-in capital of $296,485.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      23 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended September 30, 1997   Year Ended September 30, 1996
                                ---------------------------   -----------------------------
                              Shares       Amount             Shares       Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                           925,621     $16,067,826        1,069,278    $18,269,113
Dividends and distributions
reinvested                     190,616       3,300,646          184,862      3,140,861
Redeemed                      (870,242)    (15,074,913)        (909,988)   (15,523,986)
                              --------    ------------        ---------    -----------
Net increase                   245,995     $ 4,293,559          344,152    $ 5,885,988
                              ========    ============        =========    ===========

-------------------------------------------------------------------------------------------
Class B:
Sold                           328,196     $ 5,695,198          287,568    $ 4,899,080
Dividends and distributions
reinvested                      28,559         494,913           24,663        419,151
Redeemed                      (165,697)     (2,875,027)        (167,327)    (2,849,820)
                              --------    ------------        ---------    -----------
Net increase                   191,058     $ 3,315,084          144,904    $ 2,468,411
                              ========    ============        =========    ===========

-------------------------------------------------------------------------------------------
Class C:
Sold                           106,290     $ 1,838,223           48,380    $   826,936
Dividends and distributions
reinvested                       2,660          46,164              290          4,884
Redeemed                       (18,976)       (329,489)          (6,988)      (116,934)
                              --------    ------------        ---------    -----------
Net increase                    89,974     $ 1,554,898           41,682    $   714,886
                              ========    ============        =========    ===========


================================================================================
3. Unrealized Gains and Losses on Investments
At September 30, 1997, net unrealized appreciation on investments of $5,573,661 was composed of gross appreciation of $5,715,604, and gross depreciation of $141,943.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $100 million of average annual net assets, 0.40% on the next $150 million, 0.375% on the next $250 million and 0.35% on net assets in excess of $500 million.
               The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.


                      24 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $164,201, of which $35,272 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $222,466 and $18,115, respectively, of which $2,152 and $1,686, respectively, was paid to an affiliated broker/dealer for Class B and Class C shares. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $53,881 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $9,873 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $2,397, to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $141,004 and $12,061, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $695,667 for Class B and $36,319 for Class C.


                      25 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the year ended September 30, 1997.



                      26 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Insured Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Insured Municipal Fund as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the financial highlights for the period October 1, 1992 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Insured Municipal Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1997


                      27 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
               None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      28 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer Insured Municipal Fund
--------------------------------------------------------------------------------
A Series of Oppenheimer Municipal Fund

================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Vice President, Treasurer and
                          Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Caryn R. Halbrecht, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Insured Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Insured Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      29 Oppenheimer Insured Municipal Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund       Quest Small Cap Value Fund      Global Fund
Enterprise Fund               Capital Appreciation Fund(1)    Quest Global Value Fund
International Growth Fund     Quest Capital Value Fund        Disciplined Value Fund
Discovery Fund                Growth Fund                     Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &          Quest Growth & Income           Disciplined Allocation Fund
 Growth Fund                   Value Fund                     Multiple Strategies Fund(2)
Quest Opportunity Value Fund  Global Growth & Income Fund     Bond Fund for Growth
Total Return Fund             Equity Income Fund

==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
High Yield Fund               Strategic Income Fund           Limited-Term Government Fund
                              Bond Fund

==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund     Municipal Fund

==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                   Balanced Fund                   Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


                      30 Oppenheimer Insured Municipal Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


Internet
24-hr access to account information

--------------------------
 www.oppenheimerfunds.com
--------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------
1-800-525-7048
--------------------------

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------
 1-800-852-8457
--------------------------

PhoneLink
24-hr automated information
and automated transactions

--------------------------
 1-800-533-3310
--------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

--------------------------
 1-800-843-4461
--------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

--------------------------
 1-800-835-3104
--------------------------


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RA0865.001.0997  November 28, 1997